                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996


To Our Shareholders:

     After a sharp correction in July, the Dow Jones Industrial Average (DJIA) and the Standard & Poor's 500 (S&P 500) surged in September, closing the quarter at record levels. Broader market indices such as the Value Line Composite and smaller cap indices like the Russell 2000 rebounded as well, but lagged the large cap indices by considerable margins.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                           Quarter
                          ----------------------------------------

                            1st        2nd        3rd        4th       Year
                            ---        ---        ---        ---       ----
1996: Net Asset Value     $12.88     $13.08     $12.63         --         --
      Total Return .....    10.9%       1.6%      (3.4)%       --         --
--------------------------------------------------------------------------------
1995: Net Asset Value     $11.41     $11.75     $12.81     $11.61     $11.61
      Total Return .....     8.8%       3.0%       9.0%       0.3%      22.5%
--------------------------------------------------------------------------------
1994: Net Asset Value     $11.37     $11.55     $12.43     $10.49     $10.49
      Total Return .....    (6.0)%      1.6%       7.6%      (2.7)%      0.0%
--------------------------------------------------------------------------------
1993: Net Asset Value     $11.15     $11.93     $13.92     $12.09     $12.09
      Total Return .....    10.1%       7.0%      16.7%       1.5%      39.4%
--------------------------------------------------------------------------------
1992: Net Asset Value     $10.40     $ 9.84     $10.04     $10.13     $10.13
      Total Return .....     9.7%      (5.4)%      2.0%       6.4%      12.7%
--------------------------------------------------------------------------------
1991: Net Asset Value     $ 9.51     $ 9.50     $ 9.57     $ 9.48     $ 9.48
      Total Return .....    11.8%      (0.1)%      0.7%       2.5%      15.3%
--------------------------------------------------------------------------------
1990: Net Asset Value     $ 9.23     $ 9.36     $ 8.19     $ 8.51     $ 8.51
      Total Return .....    (2.4)%      1.4%     (12.5)%      9.0       (5.6)%
--------------------------------------------------------------------------------
1989: Net Asset Value         --         --         --     $ 9.58     $ 9.58
      Total Return .....      --         --         --        2.1%(b)    2.1%(b)
--------------------------------------------------------------------------------

------------------------------------------------
Average Annual Returns - September 30, 1996  (a)
------------------------------------------------
1 Year ...............                   9.1%
       ...............                   3.1%(c)
5 Year ...............                   16.5%
       ...............                   15.2%(c)
Life of Fund (b) .....                   12.8%
       ...............                   11.9%(c)
------------------------------------------------


                      Dividend History
-----------------------------------------------------------
Payment (ex) Date       Rate Per Share   Reinvestment Price
-----------------       --------------   ------------------
December 27, 1995       $1.230                $11.56
December 30, 1994       $1.600                $10.49
December 31, 1993       $2.036                $12.09
December 31, 1992       $0.553                $10.13
December 31, 1991       $0.334                $ 9.48
December 31, 1990       $0.420                $ 8.51
March 19, 1990          $0.120                $ 9.21
December 29, 1989       $0.0678               $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment return and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

INVESTMENT PERFORMANCE

     For the nine months ended September 30, 1996, the Gabelli Value Fund's (the "Fund") total return was 8.8% compared to returns of 13.5%, 7.6%, and 10.7% over the same period for the Standard & Poor's 500 Index (S&P 500), the Value Line Composite, and Russell 2000 Index, respectively. Each index is an unmanaged indicator of stock market performance. During the three months ended September 30, 1996, the Fund's net asset value decreased 3.4% to $12.63 per share. For the twelve months ended September 30, 1996, the Fund gained 9.1% including reinvested dividends, versus 20.3% for the S&P 500, 7.6% for the Value Line Composite, and 12.8% for the Russell 2000.

     For the five year period ended September 30 1996, the Value Fund's return averaged 16.5% annually, outpacing average annual returns of 15.2%, 15.0%, and 15.8% for the S&P 500, Value Line Composite, and Russell 2000 Index, respectively.

     Since inception on September 29, 1989 through September 30, 1996, the Fund has had a total return of 132.7%, which equates to an average annual return of 12.8% over its seven year life. As of September 30, 1996, the Fund's total net assets were $486.4 million.

WHAT WE DO

     We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

     In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[Graphic of a pyramid]

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

COMMENTARY

THE ECONOMY AND THE STOCK MARKET

     Robust second quarter GDP growth of 4.8%, higher energy and agricultural commodities prices, and strong employment numbers rekindled inflationary fears sparking a 7% market correction in July. In September, more encouraging economic data, most notably modest increases in the Producer and Consumer Price Indices, eased inflationary concerns. Fueled by strong cash flow into equity mutual funds, the DJIA and S&P 500 moved back into record territory.

     For the present, inflation appears to be in check. However, we don't think it's been checkmated quite yet. The world-wide demand for agricultural and selected industrial commodities is growing. Oil remains a wild card. Eventually, higher prices will be passed along to the consumer. With outsourcing, downsizing, globalization of labor, technology oriented productivity gains decelerating, and unemployment at historically low levels, we still anticipate upward pressure on wages. On the surface, the United Auto Workers recent labor contract with Ford (F - $31.25 - NYSE) looks good. With just a 3% annual wage hike over three years, Ford appears to have avoided inflationary wage increases. However, by agreeing to limit outsourcing and, in effect, guaranteeing UAW workers lifetime tenure, future productivity may be diminished. We have seen the long-term implications of such labor rigidity in Europe. We fear Ford may have just won a psychological victory. More importantly, if President Clinton wins in a landslide, market observers will ask: What payback will he give to his supporters? What will this mean for labor costs, productivity gains, inflation, corporate earnings and the market?

     Based largely on better than expected news on the inflation front, our short-term posture toward the broad market has changed slightly from cautious to cautiously optimistic. Corporate earnings should finish the year up around 10%. Valuations are above the historic norm, but not yet at troublesome levels. If inflation remains subdued (we're still not convinced it isn't peeking around the corner), long interest rates stabilize at current levels, and mutual fund cash inflows remain strong, 1996 equities returns may well exceed our expectations after the Presidential Election.

     Whatever the market has in store for us over the next several quarters, there are attractive long-term opportunities in a variety of industries. World class industrial companies will get a boost from recovering economies in Europe and the Pacific Rim. Aerospace component suppliers will continue to benefit from the strong world-wide demand for new aircraft. Selected telecommunications stocks will prosper as the sweeping deregulation of the industry is implemented in the U.S. and emerging nations invest heavily in building modern systems. Entertainment software stocks should also do well as distribution networks here and abroad continue to expand. AND DEALS WILL BE DONE. The record levels of mergers and acquisitions experienced in 1995-1996 may well be exceeded. The benefits of strategic combinations in a broad spectrum of industries will keep investment bankers busy and value investors happy in the year ahead.

GENERAL MOTORS: IT'S MORE THAN JUST A CAR COMPANY

     In previous reports, we've talked about "Humpty Dumpty" conglomerates surfacing value through the sale or spin-off of divisions. The good folks at General Motors Corporation (GM - $48.00 - NYSE) may soon be adding their name to a list that includes American Express Company (AXP - $46.25 - NYSE), American Brands, Inc. (AMB - $42.25 - NYSE), ITT Corporation (ITT - $43.625 - NYSE), and AT&T Corp. (T - $52.25 - NYSE) to name just a few. Encouraged by the successful spin-off of Electronic Data Systems Corp. (EDS - $61.375 - NYSE), GM management is now focusing on another GM tracking stock, GM Hughes (GMH - $57.75 - NYSE). GMH has three businesses: auto electronics, aerospace, and a satellite telecommunications division that includes the rapidly growing DirecTV and a satellite video distribution business that will be strengthened with the acquisition of PanAmSat Corporation (SPOT - $27.8125 - NASDAQ). GM has several alternatives that would benefit GMH shareholders, the largest of which is GM itself. One scenario would be to spin off DirecTV directly to GMH shareholders, fold the auto electronics business back into the parent company, and sell the aerospace business. GMH is currently valued at about 9 times 1996 cash flow. With the potential for rapid cash flow and eventual earnings growth, DirecTV will receive a much higher multiple as a stand alone company.

     At its current price, marked to market, GMH represents about $23 of value per GM share. Marked to our Private Market Value model for GMH, it represents $30 of value. Should GM restructure GMH in the aforementioned manner, GM's auto business would be trading at about half the cash flow multiples enjoyed by Ford and Chrysler Corp. (C - $28.625 - NYSE). Ford and Chrysler do have cost advantages relative to GM and the impending settlement with the UAW may hamper GM's cost cutting progress. However, that is too deep a discount for an American auto manufacturer with excellent long-term prospects.

ONE HURDLE LEFT

     The Federal Trade Commission's recent approval of the Time Warner Inc. (TWX
- $38.625 - NYSE)/Turner Broadcasting (TBS'A - $28.50 - ASE) merger eliminates one of the hurdles facing TWX management. The Turner acquisition is hardly a steal for Time Warner, but it does position them as an unparalleled global powerhouse in the entertainment software and cable network businesses. Now, Gerald Levin and company can focus on settling its differences with U.S. West Media Group (UMG - $16.875 - NYSE), its disgruntled partner in the cable television and entertainment software businesses. This may entail buying US West Media out of Warner Brothers and HBO by giving them a bigger stake in Time Warner Cable Television or outright ownership of selected cable systems. US West Media appears committed to the cable industry. At this stage, a deal hinges on price (how many cable subscribers TWX will give up for exclusive ownership of filmed entertainment assets). With TWX stock languishing, Mr. Levin will be under increasing pressure from shareholders like Ted Turner and Tele-Communications Inc.'s (TCOMA - $14.9375 - NASDAQ) John Malone to get something done. We believe a compromise that will enhance US West Media's cable/telephony franchise and turn Time Warner into a purer entertainment/news software play will be reached. TWX can then sell additional non-core assets and/or spin off its share of the cable operations to shareholders. The end result would be a much better looking balance sheet, a more focused company and, we believe, a stock price in the mid $50s.

THE CONSOLIDATORS - THE 1990S GAME

     The 1960s was the decade of the conglomerates. Individuals like Harold Geneen at ITT, Charlie Bluhdorn at Gulf & Western, and Royal Little at Textron championed corporate growth and stability by bundling non-related businesses. Wall Street was in love with the conglomerates. And why not? They were using their shares trading at 12 times earnings to buy smaller, less visible companies at 8 times earnings. Earnings marched steadily upward as did conglomerate stock prices.

     Times change. Wall Street now shuns conglomerates. They are difficult for analysts to understand and many are saddled with mature low-growth companies that restrain, rather than contribute to, earnings growth. Corporate managers are realizing that by shedding non-related divisions through direct sale or spin-off to shareholders, they are getting much better valuations for their core businesses. In short, investors are willing to pay more for the sum of the parts than for the whole. Corporate chieftains like Harvey Golub of American Express, Tom Hays at American Brands and Rand Araskog at ITT have already demonstrated the positive impact that consolidation has on stock prices. Westinghouse Electric Corp.'s (WX - $18.625 - NYSE) Michael Jordan appears to be following their lead with the acquisition of Infinity Broadcasting Corp. (INF - $31.50 -NYSE) to complement the CBS radio network and the revelation that he is considering spinning off or selling the company's industrial businesses.

     There is another type of consolidation creating enthusiasm on Wall Street. Consolidators are buying competitors, lowering expenses through enlarged buying power, eliminating corporate overhead and driving growth rates in the process. Consolidators are looking for fragmented industries where this strategy is most effective. A prominent consolidator is Wayne Huzienga, who made his first fortune consolidating the trash hauling industry with Waste Management International Inc. (WME - $9.00 - NYSE). He repeated the pattern in the video rental business via Blockbuster Entertainment. Now, under the corporate banner of Republic Industries, Inc. (RWIN - $29.00 - NASDAQ), he is consolidating the used car and electronic security businesses. We believe that by buying smaller competitors, consolidating operations, and creating a national brand name franchise, Mr. Huzienga will once again make a lot of money for himself and Republic Industries' shareholders. Other industries where this is occurring are broadcasters, banks, brokers, health care and even public utilities.

FARMER KRAVIS

     Henry Kravis, one of the principals of Kravis, Kohlberg, & Roberts (KKR), has been harvesting seeds planted by the firm during the heyday of leveraged buyouts in the 1980s. The recent sale of Duracell International Inc. (DUR - $64.047 - NYSE) (34% owned by KKR) to Gillette Co. (G - $72.125 - NYSE) follows on the heels of the sale of KKR-controlled Red Lion Hotels Inc. (RL - $29.625 -NYSE) to Doubletree Corp. (TREE - $39.875 - NYSE), Stop & Shop Companies Inc. to Royal Ahold N.V., and American Re Corp. (ARN - $63.50 - NYSE) to Munich Reinsurance Company. Farmer Kravis is unloading this bumper crop of fine companies. Indeed, he is in the process of raising $5 billion in seed money for planting new crops.

     Why are we interested in what Farmer Kravis is doing? For a variety of reasons, not the least of which is that with the exception of a failed tobacco crop (KKR's ill-fated LBO of RJR), he's been a very profitable farmer. We like to watch what Henry is buying - KKR's recent purchase of Bruno's reaffirms our notion of value in food retailers like Delchamps Inc. (DLCH - $20.00 - NASDAQ) and Giant Food Inc. (GFS'A - $34.00 - ASE). We also monitor values surfaced by his selling. The 13-14 times cash flow paid by Gillette for Duracell has very positive implications for Ralston Purina Group (RAL - $68.50 -NYSE), whose Eveready Battery business is a strong number two in the market to Duracell. Finally, we are encouraged that Farmer Kravis is in the process of raising a big pile of money to buy the kind of undervalued companies available in our Fund's portfolio.

OUR APPROACH

     The Fund is a non-diversified mutual fund which invests in a concentrated portfolio of equity securities believed to have favorable EBITDA prospects. This strategy allows the Fund to make larger commitments in industries or companies which we believe offer dynamic growth opportunities, than are possible with a more diversified portfolio. Consistent with this approach, the top ten holdings of the Fund represented over 45% of the portfolio at September 30, 1996.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund's investments. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENTURY TELEPHONE ENTERPRISES, INC. (CTL - $31.875 - NYSE), an independent telecommunications company based in Monroe, Louisiana, is a way to play the migration trend to rural America. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in 14 states including Wisconsin, Louisiana, Michigan, Ohio and Arkansas. These systems have characteristically provided growth in excess of the industry average. Management is expected to be less aggressive in its acquisition program which should permit CTL's existing strong geographic positioning to demonstrate an earnings growth rate of 15% or more to the year 2000. In addition, we see The Telecommunications Act signed into law on February 9, 1996 as incorporating favorable features for rural telephone companies.

CHRIS-CRAFT INDUSTRIES, INC. (CCN - $41.75 - NYSE), through its 74% ownership of BHC Communications, Inc. is primarily a television broadcaster. BHC owns and operates UPN-affiliated TV stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 57% of United Television, Inc., which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. BHC also currently owns 100% of United Paramount Network (UPN), but Viacom has an option to purchase 50% of UPN by January 1997. CCN, with about $1.5 billion in cash and marketable securities, is strongly positioned to expand its operations. CCN is the eighth-largest TV station group owner in the U.S. and covers almost 20% of TV households.

[INDUSTRY PERCENTAGE CHART]

GENERAL ELECTRIC COMPANY (GE - $91.00 - NYSE), with an equity market valuation of over $155 billion, is the largest U.S. company. Earlier this year, GE passed Nippon Telegraph & Telephone Corporation to become the world's largest industrial company as well. The company is poised to become the world's most profitable company this year. Operating segments include aircraft engines, appliances, broadcasting (NBC), industrial products, plastic materials, power generating turbines and a hugely successful financial services business. Under Jack Welch's guidance, GE has recorded a series of impressive earnings gains which are anticipated to continue into the next century.

GRUPO TELEVISA S.A. (TV - $28.875 - NYSE) is a Mexican-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The stock has suffered in line with the Mexican market and economy. Nevertheless, it remains an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. It's business mix includes film, music, cable television, and broadcasting. Grupo Televisa also has valuable holdings in PamAmSat Corporation (SPOT - $27.8125 - NASDAQ) and Univision Communications Inc. (UVN - $33.50 -
NYSE).

MEDIA GENERAL, INC. (MEG'A - $31.50 - ASE) our largest holding representing 14% of the portfolio, is a Richmond, VA-based company, publishing daily newspapers in Tampa, Winston-Salem and throughout Virginia. Media General owns three network television stations in Tampa, Charleston, and Jacksonville and a cable television franchise in Fairfax County, VA. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. Media General has agreed to acquire Park Acquisitions, Inc. for $710 million. The acquisition includes 10 television stations, 29 daily newspapers and 82 weekly newspapers. Through its "hubris" and thirst for "size", management has neglected its shareholders, but the slump in stock price makes it a hold.

TELE-COMMUNICATIONS, INC. (TCOMA - $14.9375 - NASDAQ), the largest cable TV operator in the U.S., serving about 14 million subscribers, is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Given that regulation has historically played a major role in the valuation of cable properties, we believe that the passage of The Telecommunications Act of 1996, combined with the current deregulatory climate in Congress, could prove to be a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox, to its innovative Internet access business, dubbed "@ Home", to its 80% ownership of Tele-Communications International, Inc.

TELE-COMMUNICATIONS, INC./LIBERTY MEDIA GROUP (LBTYA - $28.625 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corporation Ltd. (NWS - $20.875 -NYSE), and Tele-Communications International, Inc. (TINTA - $15.125 - NASDAQ) have created a global sports joint-venture, called Fox Sports, that will offer an integrated package of sports programming across 1) network broadcast, 2) national cable, and 3) regional cable channels. Liberty's 49% owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel, and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

TIME WARNER INC. (TWX - $38.625 - NYSE), having completed its acquisition of Turner Broadcasting, is the world's largest diversified media and publishing company. The combined companies will have more than $21 billion in revenues and control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, and Time magazine. Under the leadership of chairman Gerald Levin and vice-chairman Ted Turner, Time Warner is now focused on reducing debt and simplifying its capital structure. Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with U.S. West Media Group. Further, Time Warner's upcoming holiday film, Space Jam, starring Michael Jordan and Bugs Bunny, has the potential to be a blockbuster hit.

UNITED TELEVISION, INC. (UTVI - $96.25 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 57%-owned subsidiary of BHC Communications. Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1996 PMV is estimated at $120 per share, $23 of which is cash. UTVI's PMV is expected to approach $200 by the year 2000.

WESTINGHOUSE ELECTRIC CORP. (WX - $18.625 - NYSE) is a multi-industry company whose dominant focus for growth and investment is now broadcasting. The company acquired CBS Inc. for $5.4 billion, creating the nation's largest television and radio broadcaster. Since the acquisition, management has paid down over $4 billion in debt through asset sales, primarily of its defense electronics and office furnishing units. The remaining industrial portfolio includes Power Systems, Thermo King Refrigeration Unit, Government Systems, and assorted electronics-related businesses. The company has reached an agreement to acquire Infinity Broadcasting, a major operator of radio stations, for $3.7 billion in stock. The merger will combine the #1 and #2 U.S. radio companies to form a radio group colossus with a strong presence in the nation's largest radio markets.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment is $1,000. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

     For the time being, equities investors are basking in the glow of low inflation, relatively low interest rates, and good, if not great corporate profits. We remain concerned that inflation will once again rear its ugly head, making bonds and stocks vulnerable at current levels.

     Our opinions on the market remain largely immaterial to the Fund's investment posture. Cash balances in the portfolio are a function of the availability of stocks representing good fundamental value. Our low level of cash reserves reflects our belief that there are still numerous value oriented opportunities of which we will continue to take advantage.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABVX. Please call us during the day for further information.

     We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.


                                             Sincerely,

                                             /s/ Mario J. Gabelli

                                             Mario J. Gabelli, CFA
                                             President and
                                             Chief Investment Officer




November 1, 1996



   ----------------------------------------------------------------------
                             TOP TEN HOLDINGS
                            SEPTEMBER 30, 1996
                            ------------------

     Media General, Inc.               Century Telephone Enterprises, Inc
     General Electric Company          Tele-Communications, Inc.
     Grupo Televisa S.A.               Westinghouse Electric Corp.
     Chris-Craft Industries, Inc.      United Television Inc.
     Time Warner Inc.                  TCI/Liberty Media Group
   ----------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
  SHARES                                          VALUE(C)
-----------                                     ------------
             COMMON STOCKS--99.7%
             BROADCASTING--16.9%
    511,837  Chris-Craft Industries, Inc.....   $ 21,369,195
     75,000  Gray Communications Systems,
               Inc., Class B.................      1,359,375
    777,000  Grupo Televisa S.A., GDR+.......     22,435,875
    110,000  Liberty Corporation.............      3,863,750
     66,100  LIN Television Corporation+.....      2,710,100
    100,000  New World Communications Group,
               Inc. .........................      2,312,500
    100,000  Turner Broadcasting System,
               Inc., Class A.................      2,850,000
    130,000  United Television, Inc..........     12,512,500
    680,000  Westinghouse Electric Corp......     12,665,000
                                                ------------
                                                  82,078,295
                                                ------------
             PUBLISHING--16.5%
    240,000  Golden Books Family
               Entertainment, Inc.+..........      2,790,000
     74,000  McGraw-Hill Companies, Inc......      3,154,250
  2,170,000  Media General, Inc., Class A....     68,355,000
    120,000  Meredith Corporation............      5,925,000
                                                ------------
                                                  80,224,250
                                                ------------
             CONSUMER PRODUCTS--12.1%
    167,200  American Brands, Inc............      7,064,200
    330,000  Carter-Wallace, Inc.............      4,083,750
     77,500  Culbro Corporation+.............      4,301,250
    260,000  General Electric Company........     23,660,000
    140,000  Ralston Purina Group............      9,590,000
    105,000  Syratech Corporation+...........      2,572,500
    340,000  Whitman Corporation.............      7,862,500
                                                ------------
                                                  59,134,200
                                                ------------
             CABLE--9.4%
    180,000  Cablevision Systems Corporation,
               Class A+......................      7,830,000
     80,000  General Instrument
               Corporation+..................      1,980,000
    500,000  Home Shopping Network, Inc.+....      5,187,500
    300,000  International Family
               Entertainment, Inc., Class
               B+............................      4,912,500
    960,000  Tele-Communications, Inc., Class
               A+............................     14,340,000
    399,500  Tele-Communications,
               Inc./Liberty Media Group,
               Class A+......................     11,435,687
                                                ------------
                                                  45,685,687
                                                ------------
             ENTERTAINMENT--7.8%
     10,000  GC Companies, Inc.+.............        360,000
    220,000  ITT Corporation, New+...........      9,597,500
    515,000  Time Warner Inc.................     19,891,875
    226,000  Viacom Inc., Class A+...........      7,966,500
                                                ------------
                                                  37,815,875
                                                ------------
             WIRELESS COMMUNICATIONS--5.5%
    100,000  AirTouch Communications Inc.+...      2,762,500
    430,000  Century Telephone Enterprises,
               Inc...........................     14,781,250
     75,000  COMSAT Corporation, Series 1....      1,696,875
    100,000  Loral Space & Communications
               Ltd.+.........................      1,575,000

                                                   MARKET
  SHARES                                          VALUE(C)
-----------                                     ------------
    500,000  Telecom Italia Mobile SpA+......   $  1,109,470
    115,000  Telephone and Data Systems,
               Inc...........................      4,628,750
                                                ------------
                                                  26,553,845
                                                ------------
             INDUSTRIAL EQUIPMENT AND
               SUPPLIES--5.3%
     66,000  AMP Incorporated................      2,557,500
     50,000  Ampco-Pittsburgh Corporation....        593,750
     19,000  Brad Ragan, Inc.+...............        584,250
     44,000  Deere & Company.................      1,848,000
    140,000  Gerber Scientific, Inc..........      1,995,000
     10,000  IDEX Corporation................        332,500
     70,000  Ingersoll-Rand Company..........      3,325,000
     95,000  Navistar International
               Corporation+..................        807,500
    238,750  Pittway Corporation, Class A....     10,654,219
     30,000  Scientific-Atlanta, Inc.........        476,250
     48,500  Sequa Corporation, Class A+.....      2,164,313
      5,000  Sequa Corporation, Class B+.....        266,250
                                                ------------
                                                  25,604,532
                                                ------------
             HOTELS/CASINOS--4.2%
    430,000  Aztar Corporation+..............      3,762,500
    100,000  Circus Circus Enterprises,
               Inc.+.........................      3,537,500
    320,000  Hilton Hotels Corporation.......      9,080,000
    160,000  Mirage Resorts, Incorporated+...      4,100,000
                                                ------------
                                                  20,480,000
                                                ------------
             FOOD AND BEVERAGE--4.1%
    200,000  PepsiCo, Inc....................      5,650,000
    300,000  Quaker Oats Company.............     10,987,500
     40,000  Seagram Company Ltd.............      1,495,000
     30,000  Wrigley (Wm.) Jr. Company.......      1,807,500
                                                ------------
                                                  19,940,000
                                                ------------
             FINANCIAL SERVICES--3.4%
    230,000  American Express Company........     10,637,500
    165,000  Lehman Brothers Holdings Inc....      4,207,500
     40,000  Salomon Inc.....................      1,825,000
                                                ------------
                                                  16,670,000
                                                ------------
             RETAIL--2.6%
     20,000  Burlington Coat Factory
               Warehouse Corporation+........        220,000
     20,000  Giant Food, Inc.................        680,000
     30,000  Hartmarx Corporation+...........        146,250
     85,000  Lillian Vernon Corporation......      1,062,500
    300,000  Neiman Marcus Group, Inc.+......     10,575,000
                                                ------------
                                                  12,683,750
                                                ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES--2.3%
     20,000  Echlin Inc......................        627,500
    140,000  Federal-Mogul Corporation.......      2,957,500
    162,000  Handy & Harman..................      2,895,750
     50,000  Johnson Controls, Inc...........      3,750,000
     50,000  Quaker State Corporation........        862,500
                                                ------------
                                                  11,093,250
                                                ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
  SHARES                                          VALUE(C)
-----------                                     ------------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED INDUSTRIAL--1.8%
     12,000  Brady (W.H.) Co., Class A.......   $    301,500
    120,000  ITT Industries Inc..............      2,895,000
    217,500  Katy Industries, Inc............      2,365,312
     60,000  Lamson & Sessions Co.+..........        532,500
     20,000  Minnesota Mining and
               Manufacturing Company.........      1,397,500
     30,000  Trinity Industries, Inc.........      1,001,250
    178,000  Tyler Corporation+..............        267,000
                                                ------------
                                                   8,760,062
                                                ------------
             TELECOMMUNICATIONS--1.8%
     28,000  Aliant Communications Inc.......        441,000
     60,000  BCE Inc.........................      2,565,000
     76,000  C-TEC Corporation+..............      1,976,000
      5,000  Motorola, Inc...................        258,125
     40,000  Northern Telecom Limited........      2,310,000
     30,000  Southern New England
               Telecommunications
               Corporation...................      1,106,250
                                                ------------
                                                   8,656,375
                                                ------------
             BUSINESS SERVICES--1.4%
    127,000  Berlitz International, Inc.,
               New+..........................      2,841,625
     38,000  Honeywell, Inc..................      2,398,750
    134,000  Nashua Corporation..............      1,792,250
                                                ------------
                                                   7,032,625
                                                ------------
             METALS AND MINING--1.2%
     65,000  Barrick Gold Corporation........      1,633,125
     60,000  Echo Bay Mines Ltd. ............        528,750
     60,000  Homestake Mining Company........        877,500
     70,000  Placer Dome Inc. ...............      1,653,750
    300,000  Royal Oak Mines Inc.+...........      1,181,250
                                                ------------
                                                   5,874,375
                                                ------------
             AVIATION: PARTS AND
               SERVICE--0.8%
    156,500  Coltec Industries Inc.+.........      2,504,000
     34,000  Hudson General Corporation......      1,360,000
                                                ------------
                                                   3,864,000
                                                ------------
             REAL ESTATE--0.8%
    390,000  Catellus Development
               Corporation+..................      3,851,250
                                                ------------

                                                   MARKET
  SHARES                                          VALUE(C)
-----------                                     ------------
             ENERGY--0.6%
      8,000  Atlantic Richfield Company......   $  1,020,000
     30,000  Burlington Resources Inc........      1,331,250
     40,000  Southwest Gas Corporation.......        700,000
                                                ------------
                                                   3,051,250
                                                ------------
             SPECIALITY CHEMICAL--0.6%
    110,000  Ferro Corporation...............      2,970,000
                                                ------------
             AUTOMOTIVE--0.6%
     60,000  General Motors Corporation......      2,880,000
                                                ------------
             TOTAL COMMON STOCKS.............    484,903,621
                                                ------------
             PREFERRED STOCK--0.1%
     20,000  News Corporation Ltd., ADR,
               Pfd...........................        340,000
                                                ------------
 PRINCIPAL
  AMOUNT
-----------
             CORPORATE BOND--0.1%
             ENTERTAINMENT--0.1%
$   497,000  Viacom Inc., Sub. Deb.,
               8.00% due 07/07/2006..........        464,074
                                                ------------
             REPURCHASE AGREEMENT--0.2%
  1,073,000  Agreement with Salomon Inc.,
               5.700% due 10/01/1996(a)......      1,073,000
                                                ------------
TOTAL INVESTMENTS
  (COST $368,188,667)(b).........    100.1%      486,780,695
OTHER ASSETS AND LIABILITIES
  (NET)..........................     (0.1)         (342,397)
                                     -----      ------------
NET ASSETS APPLICABLE TO
  38,516,169 SHARES OF COMMON
  STOCK OUTSTANDING..............    100.0%     $486,438,298
                                     =====      ============
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE.....................              $12.63
                                                    ======
MAXIMUM OFFERING PRICE PER SHARE
  ($12.63/.945 BASED ON MAXIMUM SALES
  CHARGE OF 5.5% OF THE OFFERING PRICE
  AT SEPTEMBER 30, 1996)..............              $13.37
                                                    ======

------------------------------
(a) Agreement dated 09/30/1996, to be repurchased at $1,073,170, collateralized by $1,060,000 U.S. Treasury Note, 6.500% due 04/30/1999 (value $1,124,220).
(b) Aggregate cost for Federal tax purposes was $368,512,261. Net unrealized appreciation for Federal tax purposes was $118,268,434 (gross unrealized appreciation was $129,636,960 and gross unrealized depreciation was $11,368,526).
(c) Securities traded on a national securities exchange are valued at the last sale price as of the close of business on the day the securities are being valued. Securities for which no sale was reported on that day and over-the-counter securities are valued at the mean between the last reported bid and asked prices. U.S. Government obligations and other debt instruments with 60 days or less to maturity are valued at amortized cost which approximates market value. Short-term investments with greater than 60 days to maturity are valued at the highest independent bid price as quoted by market makers.
+   Non-income producing security.

                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                  Karl Otto Pohl
President                       Former President
Bill Callaghan Associates       Deutsche Bundesbank

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

                          OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer,
Investment Officer              Vice President and
                                Treasurer
James E. McKee
Secretary

                                   CUSTODIAN
                     Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                  UNDERWRITER
                            Gabelli & Company, Inc.

------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
------------------------------------------------------------------------------

                                                    [PICTURE OF MARIO GABELLI]

                                                    THE
                                                    GABELLI
                                                    VALUE
                                                    FUND
                                                    INC.



                                                           THIRD QUARTER REPORT
                                                             SEPTEMBER 30, 1996